                     SOUTHERN PACIFIC FUNDING CORPORATION

                   1995 SENIOR MANAGEMENT STOCK OPTION PLAN



SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.
            ------------------------------------

          (a) This plan is intended to implement and govern the Senior Management Stock Option Plan (the "Plan") of Southern Pacific Funding Corporation, a California corporation (the "Company"). The Plan was adopted by the Board and shareholders on November 1, 1995. The purpose of the Plan is to enable the Company to retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry, and to provide incentives to such personnel that are linked directly to increases in shareholder value, and will therefore, inure to the benefit of all shareholders of the Company.

          (b) For purposes of the Plan, the following terms shall be defined as set forth below:

          (1)  "Board" means the Board of Directors of the Company.
                -----

          (2)  "Code" means the Internal Revenue Code of 1986, as amended from
                ----
time to time, or any successor thereto.

          (3)  "Committee" means the Compensation Committee of the Board;
                ---------
provided, however, that the Committee shall at all relevant times consist of such minimum number "disinterested directors" as shall be required to qualify for exemption under Rule 15b-3, promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with respect to the grant of Stock Options under the Plan.

          (4)  "Company" means Southern Pacific Funding Corporation, a
                -------
California corporation organized under the laws of the State of California (or any successor corporation).

          (5)  "Effective Date" shall mean the date provided pursuant to Section
                --------------
12.

          (6)  "Eligible Employee" shall mean either Robert Howard or Bernard
                -----------------
Guy.

          (7)  "IPO" means the Company's initial public offering of its Stock on
                ---
Registration Statement Form S-1.

          (8)  "Incentive Stock Option" means any Stock Option that is intended
                ----------------------
to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (9) "Non-Qualified Stock Option" means any Stock Option that is not an
               --------------------------
Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

          (10) "Parent Corporation" means any corporation (other than the
                ------------------
Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (11) "Stock" means the Common Stock, no par value per share, of the
                -----
Company.

          (12) "Stock Option" means any option to purchase shares of Stock
                ------------
granted pursuant to Section 5.

          (13) "Subsidiary" means any corporation (other than the Company) in an
                ----------
unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

          (a) The Plan shall be administered by the Board of Directors (with the exception of the eligible employees) and will be administered by the Committee upon its formation which shall be appointed by the Board and which shall serve at the pleasure of the Board.

          (b) The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan; and to otherwise supervise the administration of the Plan.

          (c) All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and its Subsidiaries and the Participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

          (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 312 shares of Stock. Other than as provided in
Section 3(b) hereof, the number of shares of Stock reserved and available for issuance under the Plan shall not be increased or decreased in any way whatsoever.

          (b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion. Notwithstanding anything herein contained to the contrary, any adjustment or substitution hereunder shall provide each person affected thereby with property having a fair market value (determined immediately after such adjustment or substitution) at least equal to the fair market value of the Stock Options determined immediately prior to such adjustment or substitution. For such purpose, the fair market value of a Stock Option shall be equal to the amount (if any) by which its aggregate exercise price is less than the aggregate fair market value of the Stock that could be acquired upon exercise, without giving effect to any limitations on vesting or exercise of the Stock Option or resale of the Stock.

SECTION 4.  ELIGIBILITY.

          The eligible employees shall be Robert Howard and Barney Guy.

SECTION 5.  STOCK OPTION FOR ELIGIBLE EMPLOYEES

          (a) Stock Options exercisable for 156 shares of Stock reserved for issuance under the Plan shall be issued on the date hereof to each Eligible Employee.

          (b) Stock Options granted under this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable and include in a written agreement evidencing the Stock Option.

               i)   Option Price. The option price per share of Stock
                    ------------
               purchasable under a Stock Option shall be $43,575.

               ii)  Option Term.  Stock Options issuable hereunder shall not be
                    -----------
               exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is
                           --------  -------
               deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (c)  Exercisability.  Stock Options granted hereunder shall be
               --------------
exercisable at the rate of twenty percent (20%) of such Stock Options per annum, such increments becoming exercisable on each anniversary date commencing one year from the date hereof. The Committee may waive such installment exercise provisions at any time in whole or in part based on such factors as the Committee may determine in its sole discretion.

          (d)  Method of Exercise.  Subject to Section 5(c) above, Stock Options
               ------------------
may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Committee. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 7.

          (e)  Non-transferability of Options.  No Stock Options shall be
               ------------------------------
transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. To the extent such Options are sought to be treated as Incentive Stock Options, no disposition of an Optioned Share may be made by optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him, without the Committee's Consent.

          (f)  Exercise Under Certain Events.  Notwithstanding the provisions of
               -----------------------------
Section 5(c) herein, if an Eligible Employee's employment with the Company terminates pursuant to Section 2.2(g) of that Employment Agreement dated effective as of January 1, 1996 by and between said Eligible Employee and Company (the "Employment Agreement"), said Eligible Employee may exercise all or part of the unexercised portion of any Stock Option granted hereunder at any time after the date of such termination until the expiration of such Option.

          (g)  Exercise Under Certain Events.  Notwithstanding the provisions of
               -----------------------------
Section 5(c) herein, an Eligible Employee's employment with the Company terminates pursuant to Section 2.2(b), (c) or (f) of the Employment Agreement, said Eligible Employee may exercise all or part of the unexercised portion of any Stock Option granted hereunder within twelve (12) months after such termination or until the expiration of such Option, whichever first occurs.

          (h)  Exercise Under Certain Events.  Notwithstanding the provisions of
               -----------------------------
Section 5(c) herein, if an Eligible Employee's employment with the Company terminates pursuant to Sections 2.2(a) or (d) of the Employment Agreement, said Eligible Employee may not exercise all or any part of the unexercised portion of any Stock

Option granted hereunder at any time as of the date of such termination or thereafter.

          (i)  Underwriter's Restrictions.  In addition to the restrictions on
               --------------------------
the transferability of the shares of stock issuable hereunder which are imposed pursuant to the Plan and by applicable federal and state securities laws, the optionee hereby agrees that, upon request of the Company, he shall promptly execute and deliver all documents, instruments and writing necessary or appropriate to impose upon the shares of stock issuable hereunder such other restrictions on transferability as may be required, by an underwriter or otherwise, in connection with any proposed public offering of the common stock of the Company.

          (j)  Annual Limit on Incentive Stock Options.  To the extent that the
               ---------------------------------------
aggregate fair market value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company and its Parent Corporation become exercisable for the first time by an optionee during any calendar year exceed $100,000, such options shall be treated as Non-Qualified Stock Options.

SECTION 6.  CHANGE OF CONTROL.

          The following acceleration and valuation provisions shall apply in the event of a "Change of Control", as defined in paragraph (b) of this Section 6:

          (a) in the event of a "Change of Control," Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

          (b) For purposes of paragraph (a) of this Section 6, a "Change of Control" shall be deemed to have occurred if;

               (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

               (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 7. GENERAL PROVISIONS.

          (a) The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

               All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commissions, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

               At such time as the Company becomes eligible to use a Form S-3 reoffer prospectus for use with a Form S-8 registration statements, it shall take all action reasonably necessary to file with the Securities and Exchange Commission on Form S-8 (or another substantially equivalent form of registration statement promulgated by the Securities and Exchange Commission and available to the Company) a registration statement covering the issuance of the Stock described in this Plan and a re-offer prospectus on Form S-3 covering each Eligible Employee's resale of such Stock, in each case in compliance with applicable laws, rules and regulations.

          (b) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 8.  SPECIFIC PERFORMANCE.

          The Stock Options granted under this Plan and the shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or the shares issuable thereunder, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

SECTION 9.  INVALID PROVISION.

          In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

SECTION 10.  APPLICABLE LAW.

          This Plan shall be governed by and construed in accordance with the laws of the State of California.

SECTION 11.  SUCCESSORS AND ASSIGNS.

          This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 12.  EFFECTIVE DATE OF PLAN.

          The Plan became effective (the "Effective Date") on November 1, 1995.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officers.


                                   SOUTHERN PACIFIC FUNDING CORPORATION



                                   By:___________________________________
                                      Robert Howard
                                      President

                      SOUTHERN PACIFIC FUNDING CORPORATION

                    SENIOR MANAGEMENT STOCK OPTION AGREEMENT



     This AGREEMENT is made effective as of the first day of November, 1995, (the "Option Grant Date"), by and between Southern Pacific Funding Corporation, a California corporation (the "Company") and ______________ (the "Optionee").


                                   RECITALS

     WHEREAS, the Board of Directors of the Company has established the 1995 Senior Management Stock Option Plan (the "Plan") effective as of November 1, 1995, and

     WHEREAS, pursuant to the provisions of said Plan, the Committee (as defined in the Plan) of the Board of Directors of the Company, by action duly taken on November 1, 1995, granted to the Optionee an option or options (the "Option(s)") to purchase shares of the Common Stock of the Company on the terms and conditions set forth herein.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

     1.  The Option(s).  The Optionee may, at his option, purchase all or any
         -------------
part of an aggregate of 156 shares of Common Stock (the "Optioned Shares"), at the price of $43,575 per share (the "Option Price"), on the terms and conditions set forth herein.

     2.  Plan Type; Exercise Dates and Exercise.  Options intended to qualify as
         --------------------------------------
Incentive Stock Options are designated by an "A" under the category "Plan." Options intended as separate nonstatutory options are designated by a "B" under the category "Plan." The Option(s) shall be exercisable as to the specified number of Optioned Shares on and after the "First" dates and on or before the "Last" dates set forth below:


      Plan           Number of Shares           Exercise Dates
      ----           ----------------           --------------
                                             First             Last
                                             -----             ----
     B                      31             11/1/1996        10/31/2005
   --------          ----------------      ------------     -------------
     B                      31             11/1/1997        10/31/2005
   --------          ----------------      ------------     -------------
     B                      31             11/1/1998        10/31/2005
   --------          ----------------      ------------     -------------
     B                      31             11/1/1999        10/31/2005
   --------          -----------------     ------------     -------------
     B                      32             11/1/2000        10/31/2005
   --------          -----------------     ------------     -------------

Optionee acknowledges that he understands he has no right whatsoever to exercise the Option(s) granted hereunder with respect to any Optioned Shares covered by any installment until such installment accrues as provided above. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable as provided in Section 3(c) below.

     This Option shall be deemed exercised as to the shares to be purchased when written notice of such exercise has been given to the Company at its principal business office by the Optionee with respect to the Common Stock to be purchased. Such notice shall be accompanied by (i) full payment in cash or cash equivalents, (ii) unrestricted Stock owned by the Optionee, (iii) cancellation of any indebtedness owed by the Company to the Optionee, or (iv) by any combination of the foregoing as may be determined by the Committee with respect to the shares to be purchased.

     3.  Governing Plan.  This Agreement hereby incorporates by reference the
         --------------
Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect the Optionee's rights under this Agreement and the Plan except as may be required by applicable law. The Optionee expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. The Optionee also hereby expressly acknowledges, represents and agrees as follows:


     (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

     (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

     (c) Acknowledges that he is familiar with Sections of the Plan regarding the exercise of the Option(s) and represents that he understands that said Option(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in Section 2;
(ii) the day prior to the fifth anniversary of the Option(s) Grant Date with respect to Options granted as Incentive Stock Options and the day prior to the tenth anniversary of the Option(s) Grant Date with respect to Options granted as Non-Qualified Stock Options; (iii) the dates as descended in Subsections 5(f) through 5(i) of the Plan.

     (d) Acknowledges, understands and agrees that the existence of the Plan and the execution of this Agreement are not sufficient by themselves to cause any exercise of any Option(s) granted as an Incentive Stock Option to qualify for favorable tax treatment through the application of Section 422(A) of the Internal Revenue Code; that Optionee must, in order to so qualify, individually meet by his own action all applicable requirements of Section 422A, including without limitation the following holding period and employment requirements:

          (1)  holding period requirement: no disposition of an Optioned Share
               --------------------------
may be made by Optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him, and


          (2)  employment requirement: at all times during the period beginning
               ----------------------
on the date of the granting of the Option(s) and ending on the day three (3) months before the date of exercise, the Optionee must have been an employee of the Company, its parent, or a subsidiary of the Company or a parent or subsidiary of such corporation issuing or assuming the Option(s) in a transaction to which Section 425(a) of the Internal Revenue Code applies, except where the termination of employment is by means of the employee's disability, in which case said three month period may be extended to one year, as provided under Internal Revenue Code Section 422A.

     4.  Representations and Warranties.  As a condition to the exercise of any
         ------------------------------
portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Optionee hereby represents to the Company that each of the Option evidenced hereby and the shares purchasable upon exercise thereof is being acquired only for investment and without any present intention to sell or distribute such securities.

     5.  Options Not Transferable.  The Option(s) may be exercised during the
         ------------------------
lifetime of the Optionee only by the Optionee. The Optionee's rights and interests under this Agreement and in and to the Option(s) may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred in any manner, either voluntarily or involuntarily by operation of law, except by will or the laws of descent or distribution.

     6.  No Enlargement of Employee Rights.  Nothing in this Agreement shall be
         ---------------------------------
construed to confer upon the Optionee (if an employee) any right to continued employment with the Company or any Subsidiary, or to restrict in any way the right of the Company or any Subsidiary, to terminate his employment. Optionee acknowledges that in the absence of an express written employment agreement to the contrary, Optionee's employment with the Company may be terminated by the Company at any time, with or without cause.

     7.  Withholding of Taxes.  Optionee authorizes the Company to withhold, in
         --------------------
accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

     8.  Laws Applicable to Construction.  This Agreement shall be construed and
         -------------------------------
enforced in accordance with the laws of the State of California.

     9.  Agreement Binding on Successors.  The terms of this Agreement shall be
         -------------------------------
binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

     10.  Costs of Litigation.  In any action at law or in equity to enforce
          -------------------
any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

         11.  Necessary Acts.  The Optionee agrees to perform all acts and
              --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

         12.  Counterparts.  For convenience this Agreement may be executed in
              ------------
any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

         13.  Invalid Provisions.  In the event that any provision of this
              ------------------
Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

         14.  Limitation on Value of Optioned Shares.  Optionee acknowledged
              --------------------------------------
that the Plan provides that the aggregate fair market value (determined as of the date hereof) of the shares of Common Stock to which Options granted as Incentive Stock Options are exercisable for the first time by Optionee during any calendar year under all incentive stock option plans of the Company and any Subsidiary shall not exceed $100,000. It is understood and agreed that should it be determined that an Option if granted as an Incentive Stock Option hereunder would exceed such maximum, such Option shall be considered granted as a Non-Qualified Stock Option to the extent, but only to the extent of such excess. This limitation shall not apply to any option granted as a Non-Qualified Stock Option.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Senior Management Stock Option Agreement effective as of the date first written hereinabove.

SOUTHERN PACIFIC FUNDING                    OPTIONEE
CORPORATION


By:
   -----------------------                  -------------------------
   Name:
   Title:
                                            -------------------------
                                            Street Address

                                            -------------------------
                                            City and State

                                            --------------------------
                                            Social Security No.


     By her signature below, the spouse of the Optionee, of such Optionee be legally married as of the date of his execution of this Agreement, acknowledges that she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                                    ----------------------------------
                                    Spouse

                                    Dated:
                                          ----------------------------

     By his signature below the Optionee represents that he is not legally married as of the date of execution of this Agreement.


                                    -----------------------------------
                                    Optionee


                                    Dated:
                                          ----------------------------